                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2007

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    333-108632                 33-1010941
       --------                    ----------                 ----------
   (State Or Other                (Commission                (IRS Employer
   Jurisdiction Of                File Number)             Identification No.)
   Incorporation)

         BATTERSEA STUDIOS,
         80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM             SW8 3HE
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

     Registrant's telephone number, including area code: 011 44 20 7498 3377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On January 18, 2007 Stephen Beaumont resigned as a member of the Board of Directors of Narrowstep Inc. (the "Company").

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NARROWSTEP INC.


                                     By: /s/ David C. McCourt
                                        ----------------------------------------
                                     Name:   David C. McCourt
                                     Title:  Chairman of the Board of Directors
                                             and Interim Chief Executive Officer

Dated:  February 22, 2007